Exhibit 99.2

Second Quarter 2017 Financial Review and Analysis (preliminary, unaudited)

Safe Harbor Statement Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; worldwide and local economic conditions; changes in political conditions; changes in governmental laws and regulations; fluctuations in currency exchange rates and other risks associated with foreign operations, including in emerging markets; the financial condition and inventory strategies of customers; changes in customer preferences; fluctuations in cost and availability of raw materials; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; the impact of competitive products and pricing; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; execution and integration of acquisitions and completion of potential dispositions; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; data security breaches; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; fluctuations in pension, insurance, and employee benefit costs; the impact of legal and regulatory proceedings, including with respect to environmental, health and safety; protection and infringement of intellectual property; the impact of epidemiological events on the economy and our customers and suppliers; acts of war, terrorism, and natural disasters; and other factors. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (1) the impacts of global economic conditions and political uncertainty on underlying demand for our products and foreign currency fluctuations; (2) competitors' actions, including pricing, expansion in key markets, and product offerings; (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; and (4) the execution and integration of acquisitions. For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our 2016 Form 10-K, filed on February 23, 2017 with the Securities and Exchange Commission, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. We report our financial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement presentation of our financial results that are prepared in accordance with GAAP. Based upon feedback from investors and financial analysts, we believe that the supplemental non-GAAP financial measures we provide are useful to their assessment of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-8 to news release dated July 25, 2017). Our non-GAAP financial measures exclude the impact of certain events, activities, or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess our underlying performance in a single period. By excluding the accounting effects, both positive and negative, of certain items (e.g., restructuring charges, legal settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, losses from curtailment and settlement of pension obligations, gains or losses on sales of certain assets, and other items), we believe that we are providing meaningful supplemental information to facilitate an understanding of our core operating results and liquidity measures. These non-GAAP financial measures are used internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for a single period. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency, or timing. We use the following non-GAAP financial measures in this presentation: • Sales change ex. currency refers to the increase or decrease in sales excluding the estimated impact of currency translation. The estimated impact of currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency fluctuations. • Organic sales change refers to the increase or decrease in sales excluding the estimated impact of currency translation, product line exits, acquisitions and divestitures, and, where applicable, the extra week in our fiscal year. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales growth from the ongoing activities of our businesses and provide greater ability to evaluate our results from period to period. • Adjusted operating margin refers to income before interest expense and taxes, excluding restructuring charges and other items, as a percentage of sales. • Adjusted tax rate refers to our anticipated full-year GAAP tax rate using the most likely scenario in a range of estimated tax rates for the year. This range includes various items such as the impact of the discrete rates applicable to the adjustments we make in calculating our adjusted non-GAAP earnings, changes in uncertain tax positions and our repatriation assertions on unremitted earnings, and other items that may impact our full-year GAAP tax rate. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by weighted average number of common shares outstanding, assuming dilution. We believe that adjusted operating margin, adjusted net income, and adjusted EPS assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Free cash flow refers to cash flow from operations, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from sales (purchases) of investments. We believe that free cash flow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com.

Q2 Results Ahead of Our Expectations GAAP EPS of $1.34; Adj. EPS of $1.31, up 20% driven by solid operating results and a lower tax rate Reported sales increased 6%; sales change ex. currency (non-GAAP) of 7% Organic sales change (non-GAAP) of approx. 3% Reported operating margin improved 280 bps due primarily to the prior-year pension settlement loss Adjusted operating margin improved by 10 bps LGM delivered strong profitability; sales growth moderated following strong Q1, but expected to rebound in Q3 RBIS strategy is working; strong sales growth from both RFID and the base business, with continued margin expansion IHM delivered strong growth in industrial categories; healthcare categories declined as anticipated Raised FY17 guidance midpoint for Reported and Adjusted EPS (non-GAAP) by $0.25

2Q16 3Q16 4Q16 1Q17 2Q17 Reported Sales Change 1.7% 2.8% 6.6% 5.8% 5.5% Currency Translation 1.7% 1.7% 1.2% 1.1% 1.1% Sales change ex. currency* 3.4% 4.5% 7.8% 6.9% 6.7% Acquisitions/Divestitures 0.6% (1.8)% (2.5)% (3.0)% (3.7)% Organic Sales Change* 4.0% 2.7% 5.3% 3.9% 2.9% Sales Trend Analysis * Totals may not sum due to rounding.

Second Quarter Segment Sales and Margin Analysis 2Q17 Reported Ex. Currency Organic Sales Change: Label and Graphic Materials 5.5% 6.6% 2.3% Retail Branding and Information Solutions 4.6% 5.8% 5.8% Industrial and Healthcare Materials 8.7% 10.3% (0.1)% Total Company 5.5% 6.7% 2.9% Reported Adjusted (Non-GAAP) 2Q17 2Q16 2Q17 2Q16 Operating Margin: Label and Graphic Materials 13.2% 13.0% 13.6% 13.6% Retail Branding and Information Solutions 7.5% 6.4% 8.3% 7.1% Industrial and Healthcare Materials 8.5% 14.3% 10.4% 14.4% Total Company 10.2% 7.4% 10.8% 10.7%

LABEL AND GRAPHIC MATERIALS (LGM) Reported sales of $1.1 bil., up 5% Sales change ex. currency up 7%; up approx. 2% on organic basis driven by solid growth in high value categories, with modest growth in the base business Operating margin increased 20 basis points to 13.2% Adjusted operating margin of 13.6% was flat as the benefits from productivity initiatives and increased volume were offset by higher employee-related costs and the modest net impact of pricing and raw material costs RETAIL BRANDING AND INFORMATION SOLUTIONS (RBIS) Reported sales of $375 mil., up 5% Sales up approx. 6% on organic basis, driven by strength in RFID and the base business Operating margin improved 110 basis points to 7.5% Adjusted operating margin improved 120 basis points to 8.3% driven by productivity and strong volume, partially offset by higher employee-related costs Second Quarter Segment Overview

INDUSTRIAL AND HEALTHCARE MATERIALS (IHM) Reported sales of $129 mil., up 9% Sales change ex. currency up 10%; essentially flat on an organic basis Sales in industrial categories increased low-double digits on organic basis As expected, healthcare categories declined Operating margin declined 580 basis points to 8.5% Adjusted operating margin declined 400 basis points to 10.4% driven primarily by the impact of the decline in healthcare categories Acquisitions of Yongle Tape and Finesse Medical closed in Q2; integrations on track Second Quarter Segment Overview (cont.)

2017 EPS Guidance 2017 EPS Guidance Add Back: Est. restructuring costs and other items ~$0.30 Adjusted EPS (non-GAAP) Reported EPS $4.45 – $4.60 $4.75 – $4.90 Reported and ex. currency sales change of 7.0% to 8.0% (including closed acquisitions) Organic sales growth of 3.5% to 4.5% Currency translation EBIT headwind of ~$4 mil., assuming recent rates (previously $10 mil.) Incremental savings of $45 mil. to $50 mil. from restructuring actions (previously $40 mil. to $50 mil.) Fixed and IT capital spend of ~$215 mil. Free cash flow conversion of ~100% (of GAAP net income) Tax rate of ~28% reflecting new anticipated annual run-rate (previously 30%) Average shares outstanding (assuming dilution) of 89.5 mil. to 90 mil. (previously 89 mil. to 89.5 mil.) Contributing Factors to 2017 Results $4.20 – $4.35 $4.50 – $4.65 ~$0.30 Previous Updated

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